Exhibit 99.1

                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)
                          ----------------------------

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated:  May 8, 2008

                               THIRD POINT LLC

                               By: Daniel S. Loeb, Chief Executive Officer


                               By:   /s/ Bruce Wilson
                                     -------------------------------------------
                                     Name:  Bruce Wilson
                                     Title: Attorney-in-Fact



                               THIRD POINT OFFSHORE FUND, LTD.

                               By: Daniel S. Loeb, Director


                               By:   /s/ Bruce Wilson
                                     -------------------------------------------
                                     Name:  Bruce Wilson
                                     Title: Attorney-in-Fact



                               DANIEL S. LOEB


                               By:   /s/ Bruce Wilson
                                     -------------------------------------------
                                     Name:  Bruce Wilson
                                     Title: Attorney-in-Fact




           [SIGNATURE PAGE TO JOINT FILING AGREEMENT WITH RESPECT TO
                          ENERGY XXI (BERMUDA) LIMITED]